Information is as of September30, 2015, except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Supplemental
Financial
Information
Package
–
Q3
2015
October 30, 2015
Exhibit 99.2

Forward Looking Statements and Other Disclosures
This
presentation
may
contain
forward-looking
statements
that
are
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
and
such
statements
are
intended
to
be
covered
by
the
safe
harbor
provided
by
the
same.
Forward-looking
statements
are
subject
to
substantial
risks
and
uncertainties,
many
of
which
are
difficult
to
predict
and
are
generally
beyond
management’s
control.
These
forward-
looking
statements
may
include
information
about
possible
or
assumed
future
results
of
Apollo
Commercial
Real
Estate
Finance,
Inc.’s
(“ARI”
or
the
“Company”)
business,
financial
condition,
liquidity,
results
of
operations,
plans
and
objectives.
When
used
in
this
presentation,
the
words
“believe,”
“expect,”
“anticipate,”
“estimate,”
“plan,”
“continue,”
“intend,”
“should,”
“may”
or
similar
expressions,
are
intended
to
identify
forward-looking
statements.
Statements
regarding
the
following
subjects,
among
others,
may
be
forward-looking:
ARI’s
business
and
investment
strategy;
ARI’s
operating
results;
ARI’s
ability
to
obtain
and
maintain
financing
arrangements;
the
return
on
equity,
the
yield
on
investments
and
risks
associated
with
investing
in
real
estate
assets;
and
changes
in
business
conditions
and
the
general
economy.
The
forward-looking
statements
are
based
on
management’s
beliefs,
assumptions
and
expectations
of
future
performance,
taking
into
account
all
information
currently
available
to
ARI.
Forward-looking
statements
are
not
predictions
of
future
events.
These
beliefs,
assumptions
and
expectations
can
change
as
a
result
of
many
possible
events
or
factors,
not
all
of
which
are
known
to
ARI.
Some
of
these
factors
are
described
under
“Risk
Factors,”
and
“Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations”
included
in
ARI’s
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2014
and
other
periodic
reports
filed
with
the
Securities
and
Exchange
Commission
(“SEC”),
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
If
a
change
occurs,
ARI’s
business,
financial
condition,
liquidity
and
results
of
operations
may
vary
materially
from
those
expressed
in
ARI’s
forward-looking
statements.
Any
forward-looking
statement
speaks
only
as
of
the
date
on
which
it
is
made.
New
risks
and
uncertainties
arise
over
time,
and
it
is
not
possible
for
management
to
predict
those
events
or
how
they
may
affect
ARI.
Except
as
required
by
law,
ARI
is
not
obligated
to,
and
does
not
intend
to,
update
or
revise
any
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
This
presentation
contains
information
regarding
ARI’s
financial
results
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
accounting
principles
generally
accepted
in
the
United
States
(“GAAP”),
including
Operating
Earnings
and
Operating
Earnings
per
share.
Please
refer
to
slide
3
for
a
definition
of
“Operating
Earnings”
and
the
reconciliation
of
“Operating
Earnings”
to
the
applicable
GAAP
financial
measure
set
forth
on
slide
18.
This
presentation
may
contain
statistics
and
other
data
that
in
some
cases
has
been
obtained
from
or
compiled
from
information
made
available
by
third-party
service
providers.
ARI
makes
no
representation
or
warranty,
expressed
or
implied,
with
respect
to
the
accuracy,
reasonableness
or
completeness
of
such
information.
Past
performance
is
not
indicative
nor
a
guarantee
of
future
returns.
Index
performance
and
yield
data
are
shown
for
illustrative
purposes
only
and
have
limitations
when
used
for
comparison
or
for
other
purposes
due
to,
among
other
matters,
volatility,
credit
or
other
factors
(such
as
number
and
types
of
securities).
Indices
are
unmanaged,
do
not
charge
any
fees
or
expenses,
assume
reinvestment
of
income
and
do
not
employ
special
investment
techniques
such
as
leveraging
or
short
selling.
No
such
index
is
indicative
of
the
future
results
of
any
investment
by
ARI.

ARI Q3 2015 Earnings Call

October 30, 2015
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer, Treasurer and Secretary
Hilary Ginsberg
Investor Relations Manager

Financial Summary

(1)
Operating
Earnings
is
a
non-GAAP
financial
measure
that
is
used
by
the
Company
to
approximate
cash
available
for
distribution
and
is
defined
by
the
Company
as
net
income
available
to
common
stockholders,
computed
in
accordance
with
GAAP,
adjusted
for
(i)
equity-based
compensation
expense
(a
portion
of
which
may
become
cash-based
upon
final
vesting
and
settlement
of
awards
should
the
holder
elect
net
share
settlement
to
satisfy
income
tax
withholding),
(ii)
any
unrealized
gains
or
losses
or
other
non-cash
items
included
in
net
income
available
to
common
stockholders,
(iii)
unrealized
income
from
unconsolidated
joint
ventures,
(iv)
foreign
currency
gains/losses,
and
(v)
the
non-cash
amortization
expense
related
to
the
reclassification
of
a
portion
of
the
convertible
senior
notes
to
stockholders’
equity
in
accordance
with
GAAP.
Please
see
slide
18
for
a
reconciliation
of
Operating
Earnings
and
Operating
Earnings
per
Share
to
GAAP
Net
Income
and
GAAP
Net
Income
per
share.
(2)
Includes
Commercial
Mortgage-Backed
Securities
(“CMBS”),
held-to-maturity,
which
are
net
of
a
participation
sold
during
June
2014.
ARI
presents
the
participation
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
At
September
30,
2015,
ARI
had
one
such
participation
sold
with
a
carrying
amount
of
$89,303.
Subordinate
loans
also
are
net
of
a
participation
sold
in
February
2015.
At
September
30,
2015,
this
participation
sold
had
a
face
amount
of
£19,900
and
a
carrying
amount
of
$30,104.
(3)
Debt
to
common
equity
is
net
of
participations
sold.
(4)
Fixed
charge
coverage
is
EBITDA
divided
by
interest
expense
plus
the
preferred
stock
dividends.
($ amounts in thousands, except per share data)
Income Statement
September 30, 2015
September 30, 2014
% Change
September 30, 2015
September 30, 2014
% Change
51,878
$
35,356
$
46.7%
136,348
$
85,559
$
59.4%
(13,187)
$
(8,786)
$
50.1%
(36,287)
$
(15,802)
$
129.6%
Net interest income
38,691
$
26,570
$
45.6%
100,061
$
69,757
$
43.4%
Operating earnings
(1)
31,742
$
20,768
$
52.8%
80,347
$
52,805
$
52.2%
0.53
$
0.44
$
20.5%
1.42
$
1.24
$
14.5%
59,934,008
47,068,929
27.3%
56,415,082
42,538,744
32.6%
Balance sheet
September 30, 2015
December 31, 2014
% Change
2,344,092
$
1,618,623
$
44.8%
1,608,678
$
1,026,556
$
56.7%
Common stockholders' equity
1,098,145
$
768,819
$
42.8%
286,250
$
86,250
$
231.9%
735,437
$
622,194
$
18.2%
Convertible senior notes
247,736
$
246,464
$
0.5%
0.9x
1.2x
3.1x
2.8x
Three Months Ended
Nine Months Ended
Interest income
Interest expense
Operating earnings per diluted share
(1)
Diluted weighted average shares of common
stock outstanding
Investments at amortized cost
(2)
Net equity in investments at cost
Preferred stockholders' equity
Debt to common equity
(3)
Outstanding repurchase agreement borrowings
Fixed charge coverage
(4)

Historical Financial Overview

Operating Earnings ($000s)
(1)
Net Interest Income ($000s)
Dividends per Share of Common Stock
Operating Earnings per Share of Common Stock
(1)
(1)
Operating
Earnings
is
a
non-GAAP
financial
measure
that
is
used
by
the
Company
to
approximate
cash
available
for
distribution
and
is
defined
by
the
Company
as
net
income
available
tocommon
stockholders,
computed
in
accordance
with
GAAP,
adjusted
for
(i)
equity-based
compensation
expense
(a
portion
of
which
may
become
cash-based
upon
final
vesting
and
settlement
of
awards
should
the
holder
elect
net
share
settlement
to
satisfy
income
tax
withholding),
(ii)
any
unrealized
gains
or
losses
or
other
non-cash
items
included
in
net
income
available
to
common
stockholders,
(iii)
unrealized
income
from
unconsolidated
joint
ventures,
(iv)
foreign
currency
gains/losses,
and
(v)
the
non-cash
amortization
expense
related
to
the
reclassification
of
a
portion
of
the
convertible
senior
notes
to
stockholders’
equity
in
accordance
with
GAAP.
Please
see
slide
18
for
a
reconciliation
of
Operating
Earnings
and
Operating
Earnings
per
Share
to
GAAP
Net
Income
and
GAAP
Net
Income
per
share.
$80,347
$100,061
$1.42
$1.32
$5,047
$8,796
$11,963
$13,991
$22,222
$7,086
$8,526
$11,721
$18,045
$26,385
$7,643
$9,218
$13,272
$20,768
$31,742
$8,277
$7,376
$14,488
$21,179
$0
$15,000
$30,000
$45,000
$60,000
$75,000
$90,000
2011
2012
2013
2014
2015
$7,599
$11,187
$17,067
$19,403
$28,554
$9,683
$11,951
$17,233
$23,784
$32,817
$10,236
$13,236
$18,786
$26,570
$38,691
$10,946
$12,303
$20,021
$27,049
$0
$15,000
$30,000
$45,000
$60,000
$75,000
$90,000
$105,000
$120,000
2011
2012
2013
2014
2015
$0.40
$0.40
$0.40
$0.40
$0.44
$0.40
$0.40
$0.40
$0.40
$0.44
$0.40
$0.40
$0.40
$0.40
$0.44
$0.40
$0.40
$0.40
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2011
2012
2013
2014
2015
$0.29
$0.42
$0.39
$0.37
$0.44
$0.40
$0.41
$0.31
$0.42
$0.45
$0.38
$0.44
$0.35
$0.44
$0.53
$0.39
$0.27
$0.39
$0.45
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2011
2012
2013
2014
2015

Q3 Financial Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended September 30, 2015 of $31.7 million, or $0.53 per diluted share of common stock, a 20.4% per share increase as compared to Operating Earnings of $20.8 million,
or
$0.44
per
diluted
share
of
common
stock
for
the
quarter
ended
September
30,
2014
(1)
–
Net interest income of $38.7 million
–
Total expenses of $6.2 million, comprised of management fees of $4.1 million, G&A of $1.3 million and equity-based compensation of $0.8 million
–
Net income available to common stockholders for the quarter ended September 30, 2015 of $23.5 million, or
$0.39 per diluted share of common stock
Dividends
Declared a dividend of $0.44 per share of common stock for the quarter ended September 30, 2015
10.4% annualized dividend yield based on $16.87 closing price on October 28, 2015
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred
Stock of $0.5391 per share for stockholders of record on September 30, 2015
Book Value
GAAP book value of $16.35 per share as of September 30, 2015
(1)
Operating
Earnings
is
a
non-GAAP
financial
measure
that
is
used
by
the
Company
to
approximate
cash
available
for
distribution
and
is
defined
by
the
Company
as
net
income
available
to
common
stockholders,
computed
in
accordance
with
GAAP,
adjusted
for
(i)
equity-based
compensation
expense
(a
portion
of
which
may
become
cash-based
upon
final
vesting
and
settlement
of
awards
should
the
holder
elect
net
share
settlement
to
satisfy
income
tax
withholding),
(ii)
any
unrealized
gains
or
losses
or
other
non-cash
items
included
in
net
income
available
to
common
stockholders,
(iii)
unrealized
income
from
unconsolidated
joint
ventures,
(iv)
foreign
currency
gains/losses,
and
(v)
the
non-cash
amortization
expense
related
to
the
reclassification
of
a
portion
of
the
convertible
senior
notes
to
stockholders’
equity
in
accordance
with
GAAP.
Please
see
slide
18
for
a
reconciliation
of
Operating
Earnings
and
Operating
Earnings
per
Share
to
GAAP
Net
Income
and
GAAP
Net
Income
per
share.

Q3 –
New Investments and Funding

Summary of New Investments
(1)
Based
upon
committed
amount
of
loan.
(2)
The
Internal
Rate
of
Return
(“IRR”)
for
the
investments
shown
in
this
presentation
reflect
the
returns
underwritten
by
ACREFI
Management,
LLC,
the
Company’s
external
manager
(the
“Manager”),
taking
into
account
leverage
and
calculated
on
a
weighted
average
basis
assuming
no
dispositions,
early
prepayments
or
defaults
but
assuming
that
extension
options
are
exercised
and
that
the
cost
of
borrowings
remains
constant
over
the
remaining
term.
With
respect
to
certain
loans,
the
IRR
calculation
assumes
certain
estimates
with
respect
to
the
timing
and
magnitude
of
future
fundings
for
the
remaining
commitments
and
associated
loan
repayments,
and
assumes
no
defaults.
IRR
is
the
annualized
effective
compounded
return
rate
that
accounts
for
the
time-value
of
money
and
represents
the
rate
of
return
on
an
investment
over
a
holding
period
expressed
as
a
percentage
of
the
investment.
It
is
the
discount
rate
that
makes
the
net
present
value
of
all
cash
outflows
(the
costs
of
investment)equal
to
the
net
presentvalue
of
cash
inflows
(returns
on
investment).It
is
derived
from
the
negative
and
positive
cash
flows
resulting
from
or
produced
by
each
transaction
(or
for
a
transaction
involving
more
than
one
investment,
cash
flows
resulting
from
or
produced
by
each
of
the
investments),
whether
positive,
such
as
investment
returns,
or
negative,
such
as
transaction
expenses
or
other
costs
of
investment,
taking
into
account
the
dates
on
which
such
cash
flows
occurred
or
are
expected
to
occur,
and
compounding
interest
accordingly.
There
can
be
no
assurance
that
the
actual
IRRs
will
equal
the
underwritten
IRRs
shown
above.
See
“Item
1A—Risk
Factors—The
Company
may
not
achieve
its
underwritten
internal
rate
of
return
on
its
investments
which
may
lead
to
future
returns
that
may
be
significantly
lower
than
anticipated”
included
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014
for
a
discussion
of
some
of
the
factors
that
could
adversely
impact
the
returns
received
by
the
Company
from
the
investments
shown
in
the
table
over
time.
Quarter Ended
9/30/2015
9-Months Ended
9/30/2015
Number of Loans Closed
5
17
Commitments to New Loans
($ in thousands)
$331,480
$1,052,548
Funding of New Loans
($ in thousands)
$269,369
$781,510
Fixed Rate %/Floating Rate %
(1)
0%/100%
4%/96%
First Mortgage %/Subordinate Loan %
(1)
45%/55%
35%/65%
Weighted Average Loan-to-Value
57%
57%
Weighted Average Levered IRR
(2)
14%
15%
Funding of Previously Closed Loans
($ in thousands)
$155,527
$199,143

Commercial Real Estate Debt Portfolio Overview
(1)
CMBS
includes
$30.1
million
of
restricted
cash
related
to
the
Company’s
master
repurchase
agreement
with
UBS
AG
(the
“UBS
Facility”).
(2)
Remaining
Weighted
Average
Life
assumes
all
extension
options
are
exercised.
(3)
The
underwritten
IRR
for
the
investments
shown
in
this
table
reflect
the
returns
underwritten
by
the
Manager,
taking
into
account
leverage
and
calculated
on
a
weighted
average
basis
assuming
no
dispositions,
early
prepayments
or
defaults
but
assuming
that
extension
options
are
exercised
and
that
the
cost
of
borrowings
remains
constant
over
the
remaining
term.
With
respect
to
certain
loans,
the
underwritten
IRR
calculation
assumes
certain
estimates
with
respect
to
the
timing
and
magnitude
of
future
fundings
for
the
remaining
commitments
and
associated
loan
repayments,
and
assumes
no
defaults.
IRR
is
the
annualized
effective
compounded
return
rate
that
accounts
for
the
time-value
of
money
and
represents
the
rate
of
return
on
an
investment
over
a
holding
period
expressed
as
a
percentage
of
the
investment.
It
is
the
discount
rate
that
makes
the
net
present
value
of
all
cash
outflows
(the
costs
of
investment)
equal
to
the
net
present
value
of
cash
inflows
(returns
on
investment).
It
is
derived
from
the
negative
and
positive
cash
flows
resulting
from
or
produced
by
each
transaction
(or
for
a
transaction
involving
more
than
one
investment,
cash
flows
resulting
from
or
produced
by
each
of
the
investments),
whether
positive,
such
as
investment
returns,
or
negative,
such
as
transaction
expenses
or
other
costs
of
investment,
taking
into
account
the
dates
on
which
such
cash
flows
occurred
or
are
expected
to
occur,
and
compounding
interest
accordingly.
There
can
be
no
assurance
that
the
actual
IRRs
will
equal
the
underwritten
IRRs
shown
in
the
table.
See
“Item
1A—Risk
Factors—The
Company
may
not
achieve
its
underwritten
internal
rate
of
return
on
its
investments
which
may
lead
to
future
returns
that
may
be
significantly
lower
than
anticipated”
included
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014
for
a
discussion
of
some
of
the
factors
that
could
adversely
impact
the
returns
received
by
the
Company
from
the
investments
shown
in
the
table
over
time.
(4)
Represents
an
underwritten
levered
weighted
average
IRR.
The
Company's
ability
to
achieve
the
underwritten
levered
weighted
average
IRR
additionally
depends
upon
the
Company
re-borrowing
under
the
JPMorgan
Facility
or
any
replacement
facility
with
similar
terms
with
regard
to
its
portfolio
of
first
mortgage
loans.
Without
such
re-borrowing,
the
levered
weighted
average
underwritten
IRR
will
be
lower
than
the
amount
shown
above,
as
indicated
in
the
current
weighted
average
underwritten
IRR
column.
(5)
Subordinate
loans
include
CMBS,
held-to-maturity,
which
represents
a
loan
the
Company
closed
during
May
2014
that
was
subsequently
contributed
to
a
securitization
during
August
2014.
During
May
2014,
the
Company
closed
a
$155,000
floating-rate
whole
loan
secured
by
the
first
mortgage
and
equity
interests
in
an
entity
that
owns
a
resort
hotel
in
Aruba.
During
June
2014,
the
Company
syndicated
a
$90,000
senior
participation
in
the
loan
and
retained
a
$65,000
junior
participation.
During
August
2014,
both
the
$90,000
senior
participation
and
the
Company's
$65,000
junior
participation
were
contributed
to
a
CMBS
securitization.
In
exchange
for
contributing
its
$65,000
junior
participation,
the
Company
received
a
CMBS
secured
solely
by
the
$65,000
junior
participation.
ARI
presents
the
participation
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
At
September
30,
2015,
ARI
had
one
such
participation
sold
with
a
carrying
amount
of
$89,303.
(6)
Subordinate
loans
also
are
net
of
a
participation
sold
during
February
2015.
The
Company
presents
the
participations
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
At
September
30,
2015,
the
Company
had
one
such
participation
sold
with
a
face
amount
of
£19,900
and
a
carrying
amount
of
$30,104
Asset Type
($000s)
Amortized
Cost
Borrowings
Equity at
Cost
(1)
Remaining
Weighted
Average
Life
(years)
(2)
Current
Weighted
Average
Underwritten
IRR
(3)
Fully-Levered
Weighted
Average
Underwritten
IRR
(3)(4)
First Mortgage Loans
$        905,681
$     301,533
$      604,148
3.1
12.1%
14.7%
Subordinate
Loans
(5)(6)
926,304
-
896,200
4.3
13.2
13.2
CMBS
512,107
433,904
108,330
1.7
16.2
16.2
Investments at September  30, 2015
$     2,344,092
$     735,437
$   1,608,678
3.3 Years
13.0%
13.9%

Commercial Real Estate Debt Portfolio Overview

Net Invested Equity at Amortized Cost Basis
(1)
Geographic Diversification by Net Equity
Property Type by Net Equity
(1)
Subordinate
loans
include
CMBS,
held-to-maturity
and
are
net
of
participations
sold
of
$
119,407.
ARI
presents
the
participations
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
CMBS
8%
First Mortgage
Loans
42%
Subordinate Loans
50%
Securities
7%
Residential -
rental
11%
Industrial
5%
Hotel
24%
Mixed Use
1%
Office
2%
Healthcare
6%
Ski Resort
1%
Retail
11%
Residential -
for
sale
32%
New York City
32%
Northeast (excluding
NYC)
5%
Securities
7%
Southeast
7%
Mid-Atlantic
11%
Midwest
15%
West
8%
Southwest
3%
International
12%

Commercial Real Estate Loan Portfolio –
Maturity and Type

Fully Extended Loan Maturities and Future
Fundings
(1)(2)(3)(4)
(1)
Based
upon
face
amount
of
loans;
Does
not
include
CMBS,
but
does
include
CMBS,
held-to-maturity.
(2)
Maturities
reflect
the
fully
funded
amounts
of
the
loans.
(3)
Subordinate
loans
include
CMBS,
held-to-maturity
and
are
net
of
participations
sold
of
$119,407.
ARI
presents
the
participations
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
(4)
Future
funding
dates
are
based
upon
the
Manager’s
projections
and
are
subject
to
change.
Loan Position and Rate Type
(1)(3)
75% Floating Rate/25% Fixed Rate
$-
$154.9
$293.7
$218.6
$536.8
$785.2
$50.0
$105.1
$32.0
$-
$25.0
$110.3
$187.6
$48.3
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Fully extended maturity
Future funding commitment
Senior Loan Fixed
8%
Subordinate Loan
Fixed
17%
Subordinate Loan
Floating
42%
Senior Loan
Floating
33%

Loan Portfolio –
Loan Level LTV (Through Last Invested Dollar)

(1)
This
first
mortgage
loan
is
for
the
same
property
as
the
$2.5
million
NYC
hotel
mezzanine
loan
listed
on
page
11.
(2)
LTV
is
based
upon
the
fully
committed
loan
amount
of
$65.1
million.
(3)
This
first
mortgage
loan
is
for
the
same
property
as
the
$11.4
million
NYC
condo
conversion
mezzanine
loan
listed
on
page
11.
(4)
This
first
mortgage
loan
is
for
the
same
property
as
the
$12.3
million
NYC
retail
mezzanine
loan
listed
on
page
11.
First Mortgage Loans
Description ($ in thousands)
Location
Balance at
9/30/2015
Starting LTV
Ending LTV
First Mortgage -
Retail
Ohio
128,700
$
0%
55%
First Mortgage -
Hotel
(1)
New York
97,807
$
0%
47%
First Mortgage -
Destination homes
Various
95,984
$
0%
49%
First Mortgage -
Retail
New York
85,770
$
0%
57%
First Mortgage -
Condo development
Maryland
80,000
$
0%
65%
First Mortgage -
Pre-development loan
New York
67,300
$
0%
58%
First Mortgage -
Multifamily
North Dakota
55,140
$
0%
69%
First Mortgage -
Destination homes
New York/Hawaii
50,000
$
0%
75%
First Mortgage -
Hotel portfolio
Various
45,400
$
0%
63%
First Mortgage -
Pre-development loan
Florida
45,000
$
0%
75%
First Mortgage -
Multifamily
New York
34,500
$
0%
72%
First Mortgage -
Hotel
Pennsylvania
34,000
$
0%
65%
First Mortgage -
Condo development
(2)
Maryland
33,000
$
0%
66%
First Mortgage -
Pre-development loan
Florida
33,000
$
0%
73%
First Mortgage -
Condo conversion
(3)
New York
24,131
$
0%
34%
First Mortgage -
Retail
(4)
New York
1,653
$
0%
34%
Total/Weighted Average
911,385
$
60%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Loan Portfolio –
Loan Level LTV (Through Last Invested Dollar)
Subordinate Financings
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Description ($ in thousands)
Location
Balance at
9/30/2015
Starting LTV
Ending LTV
Subordinate -
Condo development
(1)
New York
84,396
$
32%
48%
Subordinate -
Condo development
(2)
New York
75,473
$
50%
60%
Subordinate -
Hotels
Various
75,000
$
64%
70%
Subordinate -
Condo development
(3)
New York
73,072
$
22%
42%
Subordinate -
Resort Hotel
(4)
Aruba
64,581
$
34%
59%
Subordinate -
Pre-development loan
(5)
London
52,024
$
45%
81%
Subordinate -
Healthcare portfolio
(6)
UK
51,958
$
51%
69%
Subordinate -
Condo conversion
New York
50,764
$
39%
48%
Subordinate -
Healthcare portfolio
Various
45,588
$
56%
61%
Subordinate -
Industrial portfolio
New York
45,000
$
61%
79%
Subordinate -
Condo development
(2)
New York
30,000
$
60%
63%
Subordinate -
Industrial portfolio
Various
32,000
$
64%
72%
Subordinate -
Hotel
Arizona
25,000
$
46%
58%
Subordinate -
Hotel  portfolio
Minnesota
24,261
$
56%
67%
Subordinate -
Multifamily
(7)
Florida
22,000
$
66%
80%
Subordinate -
Hotel
Washington D.C.
20,000
$
61%
69%
Subordinate -
Hotel
California
20,000
$
58%
74%
Subordinate -
Multifamily/Condo/Hotel
Various
19,500
$
79%
90%
Preferred Equity -
Multifamily
(7)
Florida
15,500
$
80%
89%
Subordinate -
Ski resort
Montana
15,000
$
43%
56%
Subordinate -
Office
New York
14,000
$
61%
70%
Subordinate -
Retail
(8)
New York
12,347
$
34%
73%
Subordinate -
Condo conversion
(9)
New York
11,437
$
34%
50%
Subordinate -
Office
Missouri
9,604
$
59%
69%
Subordinate -
Office
Michigan
8,769
$
40%
52%
Subordinate -
Mixed-use
North Carolina
6,525
$
62%
74%
Subordinate -
Hotel
(10)
New York
2,562
$
47%
52%
Total/Weighted Average
906,361
$
63%
(1)
LTV is based upon the fully funded loan amount of $60 million plus PIK interest.
(2)
LTV is based upon the fully committed loan amount of $105 million; Both loans are secured by the same property. The $30 million loan is structured as a corporate loan and has additional collateral.
(3)
LTV is based upon the fully funded loan amount of $275 million.
(4)
This is CMBS, held-to-maturity and is net of a participation sold.  ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.  At September 30, 2015, this participation sold had a carrying amount of $89,303.
(5)
Based upon £31.2 face amount plus PIK converted to USD based upon the conversion rate on September 30, 2015.
(6)
Based upon £34.4 face amount converted to USD based upon the conversion rate on September 30, 2015, net of participation sold of $30,104.
(7)
Mezzanine loan and preferred equity are secured by the same portfolio of properties.
(8)
Loan is for the same property as the $1.6 million NYC retail first mortgage loan listed on page 10.
(9)
Loan is for the same property as the $24.1 million NYC condo conversion first mortgage loan listed on page 10.  LTV for the mezzanine loan is based upon the fully committed amount of $29.4 million plus PIK interest.
(10)
Loan is for the same property as the $97.8 million NYC hotel first mortgage loan listed on page 10.

CMBS Portfolio
(1)
Face
Amortized Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated Fair
Value
Debt
Net Equity at
Cost
(2)
CMBS –
Total
$              520,883
$   512,107
1.7 Years
$                   512,485
$           433,904
$                    108,330
CUSIP
Description
92978PAJ8
WBCMT 2006-C29 AJ
07388QAH2
BSCMS 2007-PW17 AJ
07401DAH4
BSCMS 2007PW18 AJ
46625YVZ3
JPMCC 2005-CB13 AJ
50180CAG5
LBUBS 2006-C7 AJ
60688CAJ5
MLCFC 2007-9 AJ
05947US25
BACM 2005-3 AJ
61756UAJ0
MSC 2007-1Q16 AJ
46629YAH2
JPMCC 2007-CB18AJ
173311QAE0
CGCMT 2007-C6 AJFX
CUSIP
Description
59025KAG7
MLMT 2007-C1 AM
22546BAH3
CSMC 2007-C5 AM
36159XAH3
GECMC 2007-C1 AM
46627QBC1
JMPCC 2006-CB15 AM
46631BAJ4
JPMCC 2007-LD11 AM
14986DAJ9
CD 2006-CD3 AJ
17311QBN9
CGCMT 2007-C6 AJ
17313KAK7
CGCMT 2008-C7 AJ
20047QAH8
COMM 2006-C7 AJ
61755YAK0
MSC 2007-IQ15 AJ
(1)
Does
not
include
CMBS,
held-to-maturity.
(2)
Includes
$30.1
million
of
restricted
cash
related
to
the
UBS
Facility

Portfolio Metrics –
Quarterly Migration Summary

(1)
Subordinate
loans
include
CMBS,
held-to-maturity
and
are
net
of
participations
sold
of
$119,407.
ARI
presents
the
participations
sold
as
both
assets
and
non-recourse
liabilities
because
the
participation
does
not
qualify
as
a
sale
according
to
GAAP.
(2)
The
underwritten
IRR
for
the
investments
shown
in
this
presentation
reflect
the
returns
underwritten
by
the
Manager,
taking
into
account
leverage
and
calculated
on
a
weighted
average
basis
assuming
no
dispositions,
early
prepayments
or
defaults
but
assuming
that
extension
options
are
exercised
and
that
the
cost
of
borrowings
remains
constant
over
the
remaining
term.
With
respect
to
certain
loans,
the
underwritten
IRR
calculation
assumes
certain
estimates
with
respect
to
the
timing
and
magnitude
of
future
fundings
for
the
remaining
commitments
and
associated
loan
repayments,
and
assumes
no
defaults.
IRR
is
the
annualized
effective
compounded
return
rate
that
accounts
for
the
time-value
of
money
and
represents
the
rate
of
return
on
an
investment
over
a
holding
period
expressed
as
a
percentage
of
the
investment.
It
is
the
discount
rate
that
makes
the
net
present
value
of
all
cash
outflows
(the
costs
of
investment)
equal
to
the
net
present
value
of
cash
inflows
(returns
on
investment).
It
is
derived
from
the
negative
and
positive
cash
flows
resulting
from
or
produced
by
each
transaction
(or
for
a
transaction
involving
more
than
one
investment,
cash
flows
resulting
from
or
produced
by
each
of
the
investments),
whether
positive,
such
as
investment
returns,
or
negative,
such
as
transaction
expenses
or
other
costs
of
investment,
taking
into
account
the
dates
on
which
such
cash
flows
occurred
or
are
expected
to
occur,
and
compounding
interest
accordingly.
Therecan
be
no
assurance
that
the
actual
IRRs
will
equal
the
underwritten
IRRs
shown
in
the
table.
See
“Item
1A—Risk
Factors—The
Company
may
not
achieve
its
underwritten
internal
rate
of
return
on
its
investments
which
may
lead
to
future
returns
that
may
be
significantly
lower
than
anticipated”
included
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014
for
a
discussion
of
some
of
the
factors
that
could
adversely
impact
the
returns
received
by
the
Company
from
the
investments
shown
in
the
table
over
time
(3)
Does
not
include
CMBS.
(4)
Includes
$30.1
million
of
restricted
cash
related
to
the
UBS
Facility.
(5)
Represents
an
underwritten
levered
weighted
average
IRR.
The
Company's
ability
to
achieve
the
underwritten
levered
weighted
average
IRR
additionally
depends
upon
the
Company
re-borrowing
under
the
JPMorgan
Facility
or
any
replacement
facility
with
similar
terms
with
regard
to
its
portfolio
of
first
mortgage
loans.
Without
such
re-borrowing,
the
levered
weighted
average
underwritten
IRR
will
be
lower
than
the
amount
shown
above,
as
indicated
in
the
current
weighted
average
underwritten
IRR
column
on
slide
7.
(6)
Net
of
participations
sold.
Portfolio Metrics ($ in thousands)
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Q3 2014
(Investment balances represent amortized cost)
First Mortgage Loans
905,681
$
704,040
$
563,390
$
458,520
$
369,924
$
Subordinate Loans
(1)
926,304
894,926
736,838
625,881
650,084
CMBS
512,107
511,412
510,740
534,222
511,445
Total Investments
2,344,092
$
2,110,378
$
1,810,968
$
1,618,623
$
1,531,453
$
(Investment balances represent net equity, at cost)
First Mortgage Loans
604,148
$
275,205
$
421,862
$
290,396
$
247,202
$
Subordinate Loans
(1)
896,200
847,968
707,201
625,881
650,084
CMBS
108,330
(4)
107,635
(4)
106,963
(4)
110,279
(4)
99,988
(4)
Net Equity in Investments at Cost
1,608,678
$
1,230,808
$
1,236,026
$
1,026,556
$
997,274
$
Levered Weighted Average Underwritten IRR
(2)
13.9%
(5)
14.6%
(5)
14.2%
(5)
13.4%
(5)
13.7%
(5)
Weighted Average Duration
3.3 Years
3.1 Years
3.0 Years
3.2 Years
3.0 Years
Loan Portfolio Weighted Average Ending LTV
(3)
61.0%
62.0%
62.0%
62.0%
58.0%
Borrowings Under Repurchase Agreements
735,437
$
878,352
$
575,433
$
622,194
$
537,766
$
Convertible Senior Notes
247,736
$
247,305
$
246,881
$
246,464
$
246,054
$
Debt-to-Common Equity
0.9x
(6)
1.2x
(6)
0.9x
(6)
1.2x
(6)
1.1x
(6)

Financing Overview and Interest Rate Sensitivity

Facility ($000s)
Debt Balance
Weighted Average
Remaining
Maturity
(1)
Weighted
Average Rate
UBS Facility
$                   133,899
3.0 Years
2.8%
Deutsche Bank Facility
300,005
2.5 Years
3.7
JPMorgan Facility
253,481
2.3 Years
2.5
Goldman Sachs Loan
48,052
3.6 Years
3.7
Total Borrowings at September 30, 2015
$                  735,437
2.5 Years
3.0%
Variable Rate Investments & Liabilities
Variable Rate Liabilities
ARI anticipates a 0.5% increase in
LIBOR results in approximately a
$0.08 per diluted share of common
stock increase in Operating
Earnings annually
(2)
(1)
Assumes
extension
options
on
the
UBS
Facility
are
exercised.
(2)
Based
upon
the
Company’s
portfolio
as
of
September
30,
2015,
any
such
hypothetical
impact
on
interest
rates
on
the
Company’s
variable
rate
borrowings
does
not
consider
the
effect
of
any
change
in
overall
economic
activity
that
could
occur
in
a
rising
interest
rate
environment.
Further,
in
the
event
of
a
change
in
interest
rates
of
that
magnitude,
the
Company
may
take
actions
to
further
mitigate
the
Company’s
exposure
to
such
a
change.
However,
due
to
the
uncertainty
of
the
specific
actions
that
would
be
taken
and
their
possible
effects,
this
analysis
assumes
no
changes
in
the
Company’s
financial
structure.
$1,480,206
$(346,956)
$1,133,250
Variable Rate Assets
Net Equity

15 Financials

Consolidated Balance Sheets
(in thousands—except share and per share data)
September 30, 2015
December 31, 2014
Assets:
(Unaudited)
Cash
20,158
$
40,641
$
Restricted cash
30,127

30,127

Securities available-for-sale, at estimated fair value
-

17,105

Securities, at estimated fair value
512,485

522,730

Securities, held-to-maturity
153,799

154,283

Commercial mortgage loans, held for investment
905,681

458,520

Subordinate loans, held for investment
861,808

561,182

Investment in unconsolidated joint venture
20,183

37,016

Derivative assets
246

4,070

Interest receivable
14,424

10,829

Deferred financing costs, net
8,125

7,444

Other assets
767

1,200

Total Assets
2,527,803
$
1,845,147
$
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements
735,437
$
622,194
$
Convertible senior notes, net
247,736

246,464

Participations sold
119,407

89,584

Accounts payable and accrued expenses
4,668

7,578

Payable to related party
4,100

3,240

Dividends payable
32,060

21,018

Total Liabilities
1,143,408

990,078

Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Preferred stock, 3,450,000 shares issued and outstanding ($86,250 aggregate liquidation preference) in 2015 and 2014
35

35

Series B Preferred stock, 8,000,000 shares issued and outstanding ($200,000 aggregate liquidation preference) in 2015
80

-

Common stock, $0.01 par value, 450,000,000 shares authorized 67,145,252 and 46,900,442 shares issued and outstanding in 2015 and 2014, respectively
671

469

Additional paid-in-capital
1,408,448

868,035

Retained earnings (accumulated deficit)
(22,225)

(10,485)

Accumulated other comprehensive loss
(2,614)

(2,985)

Total Stockholders' Equity
1,384,395

855,069

Total Liabilities and Stockholders' Equity
2,527,803
$
1,845,147
$

Consolidated Statements of Operations
September 30,
2015
September 30,
2014
September 30,
2015
September 30,
2014
Net interest income:
Interest income from securities
8,293
$
6,129
$
24,846
$
12,914
$
Interest income from securities, held to maturity
2,956

2,219

9,050

2,219

Interest income from commercial mortgage loans
15,184

8,025

37,246

18,475

Interest income from subordinate loans
25,445

18,983

65,206

51,951

Interest expense
(13,187)

(8,786)

(36,287)

(15,802)

Net interest income
38,691

26,570

100,061

69,757

Operating expenses:
General and administrative expenses (includes $756 and $2,695 of equity-based compensation in 2015 and $308 and $1,096 in 2014, respectively)
(2,099)

(1,434)

(6,512)

(4,355)

Management fees to related party
(4,097)

(3,193)

(11,325)

(8,725)

Total operating expenses
(6,196)

(4,627)

(17,837)

(13,080)

Income from unconsolidated joint venture
108

(88)

495

(88)

Interest income from cash balances
239

21

252

26

Realized loss on sale of securities
-

-

(443)

-

Unrealized gain on securities
(6,926)

(2,147)

(5,792)

4,787

Foreign currency gain
(2,165)

(3,596)

3,424

(2,637)

Loss on derivative instruments
2,096

3,026

(4,144)

1,933

Net income
25,847
$
19,159
$
76,016
$
60,698
$
Preferred dividends
(2,304)

(1,860)

(6,023)

(5,580)

Net income available to common stockholders
23,543
$
17,299
$
69,993
$
55,118
$
Basic and diluted net income per share of common stock
0.39
$
0.37
$
1.24
$
1.30
$
Basic weighted average shares of common stock outstanding
59,355,613

46,848,675

55,818,731

42,332,380

Diluted weighted average shares of common stock outstanding
59,934,008

47,068,929

56,415,082

42,538,744

Dividend declared per share of common stock
0.44
$
0.40
$
1.32
$
1.20
$
Three months ended
Nine months ended

Reconciliation of Operating Earnings to Net Income
September 30, 2015
Earnings Per Share
(Diluted)
September 30, 2014
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders
23,543
$
0.39
$
$17,299
0.37
$
Adjustments:
  Equity-based compensation expense
756

0.01
308
0.01
  Unrealized loss on securities
6,926

0.12
2,147
0.04
  Unrealized (gain) on derivative instruments
(2,096)

(0.04)
(3,026)
(0.07)
  Foreign currency loss
2,165

0.04
3,596
0.08
  Amortization of convertible senior notes related to equity reclassification
556

0.01
356
0.01
  Income from unconsolidated joint venture
(108)

-

88
-

Total adjustments:
8,199

0.14
3,469
0.07
Operating Earnings
31,742
$
0.53
$
20,768
$
0.44
$
Basic weighted average shares of common stock outstanding
59,355,613
46,848,675
Diluted weighted average shares of common stock outstanding
59,934,008
47,068,929
Three Months Ended
September 30, 2015
Earnings Per Share
(Diluted)
September 30, 2014
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders
69,993
$
1.24
$
55,118
$
1.30
$
Adjustments:
  Equity-based compensation expense
2,695

0.05
1,096
0.03
  Unrealized (gain)/loss on securities
5,792

0.10
(4,787)
(0.11)
  Unrealized (gain)/loss on derivative instruments
4,144

0.07
(1,933)
(0.05)
  Foreign currency (gain)/loss
(3,424)

(0.06)
2,637
0.06
  Amortization of convertible senior notes related to equity reclassification
1,642

0.03
586
0.01
  Income from unconsolidated joint venture
(495)

(0.01)
88
-

Total adjustments:
10,354

0.18
(2,313)
(0.06)
Operating Earnings
80,347
$
1.42
$
52,805
$
1.24
$
Basic weighted average shares of common stock outstanding
55,818,731
42,322,380
Diluted weighted average shares of common stock outstanding
56,415,082
42,538,744
Nine Months Ended

Financial Metrics –
Quarterly Migration Summary
Financial Metrics
($ in thousands, except per share data)
Q3 2015
Q2 2015
Q1 2015
Q4 2014
Q3 2014
Net Interest Income
38,691
$
32,817
$
28,554
$
27,049
$
26,570
$
Management Fee
4,097
3,887
3,341
3,236
3,193
General and Administrative Costs
1,343
1,238
1,238
1,315
1,126
Non-Cash Stock Based Compensation
756
821
1,117
481
308
Net Income Available to Common Stockholders
23,543
$
22,798
$
23,653
$
20,182
$
17,299
$
GAAP Diluted EPS
0.39
$
0.39
$
0.47
$
0.43
$
0.37
$
Operating Earnings
(1)
31,742
$
26,385
$
22,222
$
21,179
$
20,768
$
Operating Diluted EPS
(1)
0.53
$
0.45
$
0.44
$
0.45
$
0.44
$
Distributions Declared to Common Stockholders
0.44
$
0.44
$
0.44
$
0.40
$
0.40
$
GAAP Book Value per Share of Common Stock
16.35
$
16.41
$
16.44
$
16.39
$
16.42
$
Total Stockholders' Equity
1,384,395
$
1,044,844
$
1,046,482
$
855,069
$
855,686
$
Diluted weighted average shares of common stock outstanding
59,934,008
59,022,217
50,171,687
47,085,617
47,068,929
Return on Common Equity Based on Operating Earnings
(2)
12.8%
11.0%
10.9%
11.0%
10.8%
(1)
Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based  compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding),  (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, and (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders’ equity in accordance with GAAP. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.
(2)
Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders’ equity for the period.